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                                                                    Exhibit 10.3


                 [Letterhead of Commerce & Finance Law Offices]


                                                                   June 12, 2003

NetEase.com, Inc.
15/F, North Tower
Beijing Kerry Center
No. 1 Guang Hua Road
Chao Yang District
Beijing, People's Republic of China


                Re: Consent of People's Republic of China counsel

Ladies and Gentlemen:

         We consent to the reference to our firm under the heading "Enforcement of Civil Liabilities" in the annual report on Form 20-F filed with the Securities and Exchange Commission on the date hereof.


                                        Very truly yours,
                                        Commerce & Finance Law Offices




                                        /s/ Commerce & Finance Law Offices
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